SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ALOETTE COSMETICS, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            ALOETTE COSMETICS, INC.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
(5) Total fee paid:
- --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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
                                                                  July 17, 1995

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of the Shareholders of Aloette Cosmetics, Inc., (the "Company") to be held at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania on Tuesday, August 15, 1995 at 10:00 a.m. (Eastern Time). Official notice of the meeting and the Proxy Statement of the Company pertaining to such meeting accompany this letter.

         At the meeting, shareholders of the Company will be asked: (i) to elect five (5) directors; and (ii) to ratify the appointment of Coopers & Lybrand as the Corporation's independent auditors for the 1995 fiscal year.

         The 1994 Annual Report to Shareholders is enclosed.

                                                      Very truly yours,

                                                      /s/ PATRICIA J. DEFIBAUGH

                                                      PATRICIA J. DEFIBAUGH
                                                      Chairman of the Board and
                                                      Chief Executive Officer

                            ALOETTE COSMETICS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 1995

To the Shareholders of Aloette Cosmetics, Inc.:

         Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Shareholders of Aloette Cosmetics, Inc. (the "Company") will be held on Tuesday, August 15, 1995 at 10:00 A.M., (Eastern Time) at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania. At the Annual Meeting, shareholders will be asked to vote on the following proposals:

         (1)      The election of five (5) directors;

         (2) The ratification of the appointment of Coopers & Lybrand as the Company's independent auditors for the 1995 fiscal year.

         The Board of Directors has fixed the close of business on June 15, 1995 as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

         Whether or not you plan to attend the Annual Meeting, all shareholders are requested to mark, date, sign, and mail the enclosed proxy in the envelope supplied as soon as possible. At any time prior to being voted, proxies are revocable by written notice to the Company in accordance with instructions set forth in the enclosed Proxy Statement or by voting at the Annual Meeting in person. If you attend the Annual Meeting, you may withdraw your proxy before it is voted and then vote your shares in person.

                                            By Order of the Board of Directors,

                                            /s/ JEAN M. LEWIS

July 17, 1995                               Jean M. Lewis
                                            Assistant Secretary

                            ALOETTE COSMETICS, INC.
                            1301 Wright's Lane East
                        West Chester, Pennsylvania 19380
                                 (610) 692-0600

                                                                  July 17, 1995
                                PROXY STATEMENT

         This Proxy Statement is being furnished to holders of the Common Stock, no par value (the "Common Stock"), of Aloette Cosmetics, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Shareholders to be held on Tuesday, August 15, 1995 at 10:00 A.M. (Eastern Time) at the Company's Corporate Headquarters, 1301 Wright's Lane East, West Chester, Pennsylvania and at any and all adjournments thereof (such Annual Meeting and adjournments (if any) are hereinafter referred to as the "Annual Meeting").

         As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Shareholders attached hereto. As to other business, if any, that may properly come before the Annual Meeting, the proxy in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxy, unless otherwise directed by the Board of Directors.

         The Company will bear the cost of the solicitation of proxies from holders of the Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegram or otherwise by the directors, officers, employees and agents of the Company. Arrangements will also be made with banks and other institutions serving as custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to the beneficial owners of the Common Stock held of record by such persons.

         These proxy materials are first being mailed to holders of the Common Stock on or about the date hereof.

Date, Time and Place of Meeting

         The Annual Meeting will be held on Tuesday, August 15, 1995 at 10:00 A.M. (Eastern Time), at Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania.

Outstanding Securities, Quorum, Voting Rights and Record Date

         The close of business on June 15, 1995 has been fixed as the record date for the purpose of determining those shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, the Company had outstanding 2,157,253 shares of Common Stock and approximately 1,200 shareholders of record. Holders of the Common Stock are entitled to one vote for each share of Common Stock held of record on the record date with respect to each matter to be voted on at the Annual Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting.

Solicitation of Proxies

         Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of the Company.

Voting and Revocability of Proxies

         Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in the proxies. If no instructions are indicated on such proxies, such shares will be voted in favor of all of the proposals described herein.

         It is not anticipated that any matters will be presented at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting. In the event that any other matters are properly presented at the Annual Meeting, proxies will be voted at the discretion of the proxy holders as to such matters, unless otherwise directed by the Board of Directors.

         A holder of shares of the Common Stock who executes and returns a proxy has the power to revoke it at any time before it is exercised by delivering to Ms. Jean M. Lewis, Assistant Secretary of the Company, at the offices of the Company at the address indicated above, either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                       BENEFICIAL OWNERSHIP OF SECURITIES

         On June 15, 1995, there were outstanding and entitled to vote 2,157,253 shares of Common Stock. The following table sets forth information concerning, as of June 15, 1995, the number of shares beneficially owned by each director owning shares, each executive officer named in the "Summary Compensation Table" set forth in this Proxy Statement, and officers and directors as a group, and the percentage of outstanding shares of Common Stock (based on a total of 2,157,253 shares outstanding as of June 15, 1995) so owned, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Rule 13d-3"). The address for each such person named below is 1301 Wright's Lane East, West Chester, Pennsylvania 19380.


    Name of                                            Number of Shares                       Percent of
Beneficial Owner                                          Owned (1)(2)                         Class (3)
- ----------------                                     ------------------                       -----------
Patricia J. Defibaugh                                     785,787 (3)                             35.8%
Arlene Goldwater                                           77,767                                  3.6%
Robert B. Throm                                            35,588 (4)                              1.6%
Arnold Koffler (5)                                          6,000 (4)                               .3%
Dr. E. Robert Becker (5)                                    5,000 (4)                               .2%
G. Kenneth Macrae (5)                                      11,000 (4)                               .5%
Jean M. Lewis                                              46,144 (6)                              2.1%
                                                           ------

All officers and directors
  as a group (7 persons)                                  967,287                                 43.0%
                                                          -------

(1) Unless otherwise indicated, each Director and executive officer has sole voting and investment power with respect to the shares indicated as beneficially owned by such Director or executive officers.

(2)      All percentages are rounded to the nearest tenth of a percent.

(3) Includes 37,501 options, which are immediately exercisable, and 804 shares of Common Stock granted pursuant to, and vested under the Company's Employee Stock Ownership Plan.

(4) Includes 5,000 immediately exercisable Warrants issued pursuant to the Company's Directors' Warrant Plan.

(5) Have tendered their resignations effective immediately following the annual meeting.

(6) Includes 37,501 options, which are immediately exercisable, and 7,443 shares of Common Stock granted pursuant to, and vested under, the Company's Employee Stock Ownership Plan.

         The following table sets forth information concerning, as of June 15, 1995, each person other than Patricia J. Defibaugh whose beneficial ownership is noted above, known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock as determined in accordance with Rule 13d-3. Certain of the information set forth below is derived, without independent investigation on the part of the Company, from filings made by such beneficial owners pursuant to Rule 13d-3.


Name and Business Address of Beneficial Owner                           Number of Shares Owned              Percent of Class

Dimensional Fund Advisors, Inc.                                                 113,900                           5.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401


                                   PROPOSAL I

                             ELECTION OF DIRECTORS

The Board of Directors

         The bylaws of the Company provide for a Board of Directors that is divided into three classes of directors designated Class I, Class II and Class III, respectively, with each class being as equal in number as possible. Directors in Class III and certain Directors in Class I and II are standing for election at the Annual Meeting. The current term of office of directors in Class III, if elected, will expire at the 1998 Annual Meeting of Stockholders, that of the directors in Class I will expire at the 1996 Annual Meeting, and that of the directors in Class II will expire at the 1997 Annual Meeting. Directors in each class have three-year terms. The Company's bylaws provide that the Board of Directors shall consist of between four and twelve members.
Currently, the membership of the Board of Directors is six members.

         Each of the two persons named in the table below has been nominated by the Board of Directors. Each nominee shall hold office for a three year term or for the remaining portion of the term of the class for which they are being appointed and until their respective successors are elected and qualified. Each of the nominees has informed Management that he or she is willing to serve as a Director. In the event that any nominee should decline to serve or be unable to serve, the persons named as proxies may vote for the election of such other person or persons as may be recommended by the Board of Directors.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         Set forth below, with respect to each nominee for Director, is the name, age, the time period, if any, during which he has served as a Director of the Company and his principal occupation or employment and business affiliations at present and during the past five years. Each nominee has consented to be named as a nominee for Director and has agreed to serve if elected.


                                    Principal Occupations                                               Director
Name                       Age       For Past Five Years                                Class             Since


Patricia J. Defibaugh      48       Chairman of the Board of the                         III              1978
                                    Company since May, 1978;
                                    President and Chief Operating
                                    Officer of the Company since
                                    February, 1995; Chief Executive
                                    Officer of the Company since
                                    January, 1986; Treasurer of the Company
                                    since March, 1986; Secretary of the
                                    Company since April, 1991.

Mark J. DeNino             41       Managing Director, Technology                       III               -
                                    Leaders Management, Inc.
                                    (venture capital management)
                                    Wayne, Pennsylvania, since
                                    October, 1994; President, Crossroads
                                    Capital, Inc. (investment banking),


                                    Principal Occupations                                               Director
Name                       Age       For Past Five Years                                Class             Since


Mark J. DeNino (cont'd)             Wayne, Pennsylvania, from
                                    1991 to 1994; President, CMS Corporate
                                    Finance, Inc. (investment banking),
                                    Philadelphia, Pennsylvania, from 1990 to
                                    1991.

William J. Albertus, Sr.   62       President, CBA Steel Corp.                          II                -
                                    (steel sales)
                                    Pennsylvania, since 1985.

Arlene Goldwater           43       Vice President of the Company                        I                1986
                                    since March, 1986; President of
                                    Aloette Cosmetics of Canada Inc., a
                                    subsidiary of the Company, since September,
                                    1982.

John E. Defibaugh          61       President of the Company from                       I                 1978-1991
                                    1985 to 1991; Chief Operating
                                    Officer of the Company from
                                    1986 to 1991; Secretary of the
                                    Company from 1986 to 1991;
                                    Secretary-Treasurer of the Company from 1978
                                    to 1986.


                              CONTINUING DIRECTORS

         Set forth below, with respect to each continuing director, is the name, age, the time period, if any, during which he or she has served as a Director of the Company and his or her principal occupation or employment and business affiliations at present and during the past five years.


                                    Principal Occupations                                               Director
Name                       Age       For Past Five Years                                Class             Since


Robert B. Throm            63       Vice President of the Company                         II              1985
                                    from January, 1982, to March,
                                    1990.


Quorum and Voting Requirements

         A quorum for the purpose of acting on this Proposal, requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Company.

         The affirmative vote of the holders of a majority of the Company's shares present in person or by proxy at the Annual Meeting is required for the adoption of this Proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT EACH OF THE NOMINEES BE ELECTED AS A DIRECTOR.

The Board of Directors and its Committees

         The Board of Directors met seven (7) times in 1994. No Director attended fewer than seventy-five percent of the aggregate number of all meetings of the Board and its committees on which each Director served in 1994.

         Set forth below is information concerning certain committees of the Company's Board of Directors:

         The Audit Committee. The Audit Committee provides general oversight in financial reporting and the adequacy of the Company's internal controls. The Audit Committee also selects, subject to ratification by shareholders, the Company's independent public accountants. The committee met two (2) times during 1994. Members of the committee are presently Messrs. Koffler and Becker.

         The Executive Committee. The Executive Committee is authorized to exercise all of the authority of the Board of Directors in the management of the Company between board meetings unless otherwise provided by the Company's bylaws. In cooperation with the officers of the Company, the committee also makes recommendations to the Board of Directors with reference to general matters pertaining to personnel and compensation of non-officer employees. The committee meets from time to time on an informal basis. Members of the committee are presently Ms. Defibaugh and Ms. Goldwater. Concurrent with Mr. DeNino's election to the Board he will be appointed to serve as a member of the committee.

         The Compensation Committee. The Compensation Committee reviews and approves the remuneration of officers and approves remuneration and benefit plans including bonus, incentive stock option, ESOP and Profit Sharing/401(k) plans. The committee met 2 times in 1994. Messr. Throm is presently a member of the committee. Members of the committee are presently Messrs. Throm, Macrae and Becker.

         The Nominating Committee. The Nominating Committee reviews candidates and recommends to the Board of Directors nominees for membership on the Board of Directors. The committee met one (1) time in 1994. Members of the committee are presently Ms. Defibaugh and Ms. Goldwater.

Remuneration of Directors

         For the 1994 fiscal year, members of the Board of Directors of the Company who were not also officers or employees of the Company received an annual fee of $7,500. In lieu of the payment of cash fees for individual meetings, the Company granted 1,000 warrants subject to vesting to purchase Common Stock to each outside director, in accordance with the Company's Amended and Restated Directors' Stock Warrant Plan. It is presently anticipated that Mr. DeNino will receive 24,000 stock options that will vest equally at the end of each year of service over his three year term in connection with his service on the executive committee. Members of the Board of Directors who are officers of the Company receive no additional remuneration beyond their salaries as officers for serving as directors. Corporate officers are elected by the Board of Directors and serve at the discretion of the Board.

                               EXECUTIVE OFFICERS

         In addition to Ms. Defibaugh and Ms. Goldwater, Jean M. Lewis, Vice President of Finance is an executive officer of the Company. Ms. Lewis, age 33, joined the Company in April, 1986 as Corporate Controller and became Vice President of Finance in August, 1989. Ms. Lewis is a Certified Public Accountant.

Remuneration of Executive Officers

         The following table sets forth the compensation paid by the Company for services rendered in all capacities to the Company and its subsidiaries during 1994 to the Chief Executive Officer of the Company and each executive officer whose individual compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE


                                            Annual Compensation              Long Term Compensation
                    (a)             (b)            (c)           (d)             (f)             (g)             (i)
             Name & Principal      Year          Salary         Bonus        Restricted       Options/        All other
                 Position                          ($)           ($)       Stock Awards(s)    SARs (#)      Compensation
                                                                                 ($)                             ($)

Patricia J. Defibaugh              1994          $225,000           0                 0      150,000            $ 3,929 (1)
Chairman of the Board and Chief    1993           226,408           0                 0            0             11,361 (1)
Executive Officer                  1992           224,001      10,000                 0            0             10,065

John H. Teaford (2)                1994           200,000           0                 0      150,000 (3)          1,705 (4)
President and Chief Operating      1993           136,000           0                 0       37,500 (3)              0 (4)
Officer

Arlene Goldwater                   1994           111,530           0                 0            0             11,991 (5)
Vice President and Director,       1993           131,369           0                 0            0              8,239 (5)
President of Aloette Cosmetics of  1992           140,068           0                 0            0             11,169 (5)
Canada, Inc.


- -------------------------------------

(1) Represents the Company's contributions to its Profit Sharing/401(k) Plan for the benefit of Ms. Defibaugh.

(2) Mr. Teaford resigned as President and Chief Operating Officer on February 3, 1995.

(3) Options were cancelled on February 3, 1995 as a result of Mr. Teaford's resignation.

(4) Represents the Company's contribution to its Profit Sharing/401(k) Plan for the benefit of Mr. Teaford.

(5) Represents the Company's contribution to a pension plan for the benefit of Arlene Goldwater.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)


                                                               (c)
                                      (b)                   Percent of
                             Number of Securities         Total Options/
                                  Underlying                  SARS to                (d)                (e)
          (a)                    Options/SARS              Employees in        Exercise Price       Expiration
         Name                      Granted (#)              Fiscal Year            ($/share)            Date


Patricia J. Defibaugh               150,000                     34%                $3.375              2004
John H. Teaford                     150,000                     34%                $3.375              1995 (1)


(1) All of such options were cancelled on February 3, 1995 as a result of Mr. Teaford's resignation.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                                                      (b)
                                                                             Number of Securities
                                                                      Underlying Unexercised Option/SARS
                           (a)                                                   at FY-End (#)
                           Name                                            Exercisable/Unexercisable


                  Patricia J. Defibaugh                                                   150,000
                                                                                   37,501/112,499

                     John H. Teaford                                                      187,500 (1)
                                                                                        0/187,500 (1)

(1) All of such options were cancelled on February 3, 1995 as a result of Mr. Teaford's resignation.

Employment Agreements and Arrangements

Patricia J. Defibaugh

         The Company has an employment agreement with Ms. Defibaugh with a five-year term. Under this agreement, Ms. Defibaugh is to receive a base salary of $225,000 per annum, subject to annual adjustment in the discretion of the Compensation Committee of the Board of Directors, a discretionary bonus, and incentive compensation equal to 2.5% of the increase, if any, in the Company's pre-tax income for each fiscal year during the term of the agreement. In addition, Ms. Defibaugh is to receive an automobile stipend and the Company is to provide her with disability insurance. In the event of termination (other than for cause) not involving a "change of control" of the Company (as defined in the contract), Ms. Defibaugh will be entitled to receive a severance payment equal to her current year base salary. She will also be subject to a two-year restrictive covenant.

         The employment agreement provides Ms. Defibaugh with severance arrangements which will be payable in the event of a significant change in the beneficial ownership of the Company's Common Stock or a significant change in the composition of the Company's Board of Directors or the adoption of a plan of the liquidation of the Company (a "change in control") not approved by the Board of Directors of the

Company as then constituted, and the subsequent termination or resignation of Ms. Defibaugh. Such severance arrangements provide for a lump sum cash payment equal to Ms. Defibaugh's current year annual salary, including incentive compensation as described above for the last completed fiscal year prior to termination or resignation, multiplied by a factor of three, as well as full benefits provided under her agreement for a period of three years (or the cash payment value thereof) after the date of such termination or resignation.

John H. Teaford

         Under Mr. Teaford's employment agreement with the Company, he received an annual salary of $200,000. Mr. Teaford was also entitled to an automobile stipend and as an employee of the Company, he was entitled to participate in the Company's Profit Sharing/401(k) Plan. Mr. Teaford resigned as President and Chief Operating Officer in February, 1995. He received an aggregate of $65,000 over the six months from February to July, 1995. He is subject to a two year restrictive covenant.

Arlene Goldwater

         Upon expiration of a five-year employment agreement in January, 1991, Ms. Goldwater's employment has continued on a month-to-month basis under terms substantially similar to those provided for in her prior agreement. She is entitled to receive an amount equal to one-quarter of one percent of the aggregate worldwide retail sales of the Company's products. She is also entitled to a monthly automobile allowance and a term life insurance policy paid for by the Company. In addition, Ms. Goldwater is entitled to receive $7,500 per annum and certain disability benefits. Ms. Goldwater is also entitled to receive severance pay equal to six months of her then monthly salary draw and shall be subject to a five-year restrictive covenant upon termination of her employment.

Certain Transactions

         John E. Defibaugh, the husband of the Chairman of the Board and co-founder of the Company and a director nominee, had resigned as an officer and director of the Company effective April 22, 1991. On April 26, 1991, the Company consummated the repurchase of 777,881 shares of the Company's Common Stock owned by Mr. Defibaugh, at a price per share of $10.8458, for aggregate consideration of $8,436,741.75. Of the purchase price, $3.0 million of such amount was paid upon consummation with the balance to be paid over a ten year period. The Company made payments totaling approximately $670,000 in 1994. Payments scheduled to be made to Mr. Defibaugh in 1995 in connection with the stock repurchase have not been made although no formal default has been declared.

         In February, 1992, the Company entered into a franchise and license agreement with a limited liability company of the Federal Republic of Germany, Alover Cosmetics GmbH ("Alover") for the exclusive right to use the tradename, trademarks and marketing and product know-how of the Company in certain eastern European countries. Mr. Defibaugh beneficially owns one-third of the shares of outstanding stock of Alover.

         Mr. Koffler, a director of the Company, is also the Secretary and Sales Manager of Penn Bottle Supply Company. The Company purchased approximately $309,000 in products in 1994 from Penn Bottle Supply Company. Management believes that the terms of these sales are at least as favorable as could be obtained from unaffiliated third parties.

                                  PROPOSAL II

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Independent Auditors

         The Board of Directors of the Company has appointed Coopers & Lybrand as its independent auditors for the fiscal year ending December 31, 1995, and have further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

         The Company has been advised by Coopers & Lybrand that neither such firm nor any of its associates, has any present relationship with the Company, other than the usual relationship that exists between independent auditors and clients. Coopers & Lybrand will have a representative at the meeting who will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

Quorum and Voting Requirements

         A quorum for the purpose of acting on this Proposal, requires the presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of the Company.

         The affirmative vote of the holders of a majority of the Company's shares present in person or by proxy at the Annual Meeting is required for the adoption of this Proposal.

Recommendation

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

   NOMINATIONS FOR DIRECTORS AND OTHER PROPOSALS FOR THE 1995 ANNUAL MEETING

         Nominations for election to the Board of Directors and other proposals for the Annual Meeting may only be made in writing by a shareholder entitled to vote at the Meeting. Such nominations must be addressed to the Secretary, Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania, 19380. Nominations and other proposals must have been received by the Assistant Secretary within a reasonable period of time prior to the Annual Meeting and, in the case of nominees, must be accompanied by the written consent of the nominee. Nominations should also have been accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Securities Exchange Act of 1934, as amended.

                     SHAREHOLDER PROPOSALS AND NOMINATIONS
                   FOR DIRECTORS FOR THE 1996 ANNUAL MEETING

         Any shareholder who intends to present a proposal for consideration at the Company's 1996 Annual Meeting of Shareholders must, on or before January 2, 1996, submit his proposal to the Company and notify the Company that he intends to appear personally at the 1996 Annual Meeting to present his proposal, in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to the 1996 Annual Meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

         Nominations for election to the Board of Directors in 1996 may be made only in writing by a shareholder entitled to vote at the 1995 Annual Meeting of Shareholders and must be addressed to the Secretary, Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania 19380. Nominations must be received by the Secretary on or before January 2, 1996, and must be accompanied by the written consent of the nominee. Nominations should also be accompanied by a description of the nominee's business or professional background and otherwise contain the information required by Schedule 14A of the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described above in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies hereby solicited will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies, unless otherwise directed by the Board of Directors.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation. If there are not sufficient votes for approval of any of the matters to be acted upon the Annual Meeting, the Annual Meeting may be adjourned to permit further solicitation of proxies.

                                            By Order of the Board of Directors,

                                            /s/ JEAN M. LEWIS

                                            Jean M. Lewis
                                            Assistant Secretary
West Chester, Pennsylvania
July 17, 1995

                    ---------------------------------------

         The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1994 accompanies this Proxy Statement. The Annual Report does not constitute proxy solicitation material.

PROXY

                            ALOETTE COSMETICS, INC.
          This Proxy is Solicited by the Company's Board of Directors

     The undersigned hereby appoints Jennifer McConnell and Janet V. Bizal, or either of them acting singly in the absence of the other, with full power of substitution, as Proxy or Proxies for the Undersigned to vote all of the Common Stock of the Company registered in the name of the Undersigned, at the Aloette Cosmetics, Inc. (the "Company") Annual Meeting of Shareholders of the Company to be held on August 15, 1995 at 10:00 a.m. (Eastern Time) at Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, Pennsylvania and any adjournments thereof (the "Annual Meeting"), and especially to vote upon the items of business specified below as more fully described in the Proxy Statement accompanying the Notice of Annual Meeting, receipt of which is hereby acknowledged, with power to vote as directed or, if there be no direction, and in matters in which no proposal has been made but which is business which properly may come before the Annual Meeting, with full discretion, except as may be otherwise directed by the Company's Board of Directors. In their discretion, on such other business as may property be brought before the Annual Meeting, or any adjournment thereof.

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

                            ALOETTE COSMETICS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THIS PROXY WILL BE VOTED AS ABOVE SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                      FOR   WITHHOLD  FOR ALL (Except Nominee(s) Written Below)
1. Election of Company Directors:
   Nominees: Patricia J. Defibaugh,    O       O         O     _________________________________
   Mark J. DeNino, William J.
   Albertus, Arlene Goldwater, and
   John E. Defibaugh.

                                      FOR   AGAINST  ABSTAIN
2. Ratification of appointment of
   independent auditors.               O       O        O


                                  The Undersigned hereby revoke(s) any Proxy or Proxies heretofore given to vote or act with respect to such Common Stock at the Annual Meeting and hereby ratifies and confirms all action that said Proxy or Proxies, their substitutes, or any of them lawfully take by virtue hereof.

                                  Dated: ________________________________ , 1995

                                  Signature(s) ________________________________

                                  (Please sign exactly as your name appears in ink. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and title below his signature. If the shares are held in joint name, all owners should sign.)